UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                           American Vantage Companies
             (Exact name of registrant as specified in its charter)

           Nevada                      0-10061                 04-2709807
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)

4735 South Durango Drive, Suite 105, Las Vegas, Nevada            89147
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (702) 227-9800

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

      On February 3, 2004, American Vantage Media Corporation, a Nevada corporation ("AV Media"), a wholly-owned subsidiary of American Vantage Companies ("Registrant"), acquired all of the capital stock of Wellspring Media, Inc. ("Wellspring") pursuant to a Stock Purchase Agreement, dated as of February 3, 2004, by and among AV Media, Wellspring and Al Cattabiani, Carl Seldin Koerner, Clara Spalter Miller and Lee Miller, the holders of all outstanding shares of Wellspring capital stock. The aggregate purchase price for the shares of Wellspring capital stock was $8,000,000, of which $4,000,000 was paid in cash and $4,000,000 will be paid pursuant to AV Media's secured negotiable notes and a secured non-negotiable note. The notes bear interest at 7% per annum, payable quarterly, and mature on February 3, 2006. The notes are guaranteed by Wellspring and are secured by a junior lien on all of the assets of Wellspring and a pledge of Wellspring's capital stock by AV Media. The liens are subordinate to the rights of Atlantic Bank of New York, Wellspring's principal lender. The source of the funds used in the acquisition was the Registrant's cash reserves.

      Wellspring is a leading distributor of world cinema and wellness programming, with a film library consisting of more than 1,000 titles. The Registrant intends to continue to operate Wellspring as an indirect wholly-owned subsidiary.

Item 7. Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired.

      In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 7(a)(1) within sixty days after February 18, 2004, the due date for filing this Report.

      (b) Pro forma financial information.

      In accordance with Item 7(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 7(b)(1) within sixty days after February 18, 2004.

      (c) Exhibits.

Exhibit
Number        Description

10.1 Stock Purchase Agreement, dated as of February 3, 2004, by and among Al Cattabiani, Carl Seldin Koerner, Clara Spalter Miller and Lee Miller, Wellspring Media, Inc. and American Vantage Media Corporation.

10.2 Secured Negotiable Note, dated February 3, 2004, in the principal amount of $1,076,704 issued to Al Cattabiani.

10.3 Secured Negotiable Note, dated February 3, 2004, in the principal amount of $65,472 issued to Carl Seldin Koerner.

10.4 Secured Negotiable Note, dated February 3, 2004, in the principal amount of $965,712 issued to Clara Spalter Miller.

10.5 Secured Negotiable Note, dated February 3, 2004, in the principal amount of $965,712 issued to Lee Miller.

10.6 Secured Non-Negotiable Note, dated February 3, 2004, in the principal amount of $200,000 issued to Al Cattabiani.

10.7        Guaranty, dated February 3, 2004, by Wellspring Media, Inc.

10.8 Security Agreement, dated February 3, 2004, by Wellspring Media, Inc. in favor of Lee Miller as security agent.

10.9 Stock Pledge Agreement, dated February 3, 2004, from American Vantage Media Corporation to Lee Miller as pledge agent.

99.1        American Vantage Companies Press Release, issued February 4, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN VANTAGE COMPANIES
                                        (Registrant)


Date: February 18, 2004                 By: /s/ Anna Morrison
                                           -------------------------------------
                                           Anna Morrison
                                           Chief Accounting Officer


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